Exhibit 10.1

BATTALION OIL CORPORATION

2020 LONG-TERM INCENTIVE PLAN

ARTICLE I
PURPOSE

SECTION 1.1.                                     Establishment. Battalion Oil Corporation, a Delaware corporation (the “Company”), has established this Battalion Oil Corporation 2020 Long-Term Incentive Plan (the “Plan”), effective as of January 1, 2020 (the “Effective Date”). Unless terminated earlier by the Board pursuant to Section 14.1, the Plan shall terminate as to the granting of new Awards on the day prior to the tenth anniversary of the Effective Date. The Plan shall continue in effect as long as Awards remain outstanding under the Plan and until all matters relating to the administration of the Plan have been settled.

SECTION 1.2.                                     Purpose. The purposes of the Plan are to create incentives which are designed to motivate Participants to put forth maximum effort toward the success of the Company and to enable the Company and its Affiliated Entities and Subsidiaries to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success, and thereby to enhance shareholder value. Toward these objectives, the Plan provides for the grant of Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Performance Bonuses, Stock Awards and Other Incentive Awards to Eligible Employees and Eligible Directors and the grant of Incentive Stock Options and Performance Bonuses to Eligible Employees, subject to the conditions set forth in the Plan.

SECTION 1.3.                                     Shares Subject to the Plan. Subject to the limitations set forth herein, Awards may be made under this Plan for a total of 1,505,284 shares of the Company’s Common Stock. The limitations of this Section 1.3 shall be subject to the adjustment provisions of Article XIII.

ARTICLE II
DEFINITIONS

SECTION 2.1.                                     “13D Stockholders” means the Company’s stockholders identified on Schedule 13D as of the Effective Date.

SECTION 2.2.                                     “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary, or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary, or such Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

SECTION 2.3.                                     “Award” means, individually or collectively, any Nonqualified Stock Option, Incentive Stock Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award, or Other Incentive Award granted under the Plan pursuant to such terms, conditions, restrictions, and/or limitations, if any, as established by the Award Agreement or otherwise.

SECTION 2.4.                                     “Award Agreement” means any written (including electronic) instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers, in such form as the

Board approves upon recommendation by the Committee. An Award Agreement must be executed by the Company and the Participant to be effective.

SECTION 2.5.                                     “Board” means the Board of Directors of the Company.

SECTION 2.6.                                     “Cash Dividend Right” means a contingent right, granted in tandem with a specific grant of Restricted Stock Units, to receive an amount in cash equal to the cash distributions made by the Company with respect to a share of Common Stock during the period such Award is outstanding.

SECTION 2.7.                                     “Change of Control Event” means any transaction or a series of transactions (in either case a “Transaction”) through which (a) the total number of outstanding voting securities of the Company immediately after such Transaction is equal to or greater than the sum of (i) 50.6 million shares of Common Stock (as adjusted pursuant to Article XIII) and (ii) any voting securities held by the 13D Stockholders immediately after such Transaction that were purchased by the 13D Stockholders after the Effective Date or (b) each of the 13D Stockholders beneficially owns less than thirty-five percent (35%) of the Common Stock each such 13D Stockholder beneficially owned as of Effective Date.

SECTION 2.8.                                     “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

SECTION 2.9.                                     “Committee” means the Compensation Committee of the Board or such other committee appointed by written resolution of the Board to administer this Plan.

SECTION 2.10.                              “Common Stock” means the common stock, par value $0.0001 per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article XIII.

SECTION 2.11.                              “Company” has the meaning set forth in Section 1.1.

SECTION 2.12.                              “Date of Grant” means the date on which the grant of an Award is authorized by the Committee (upon approval by the Board) or such later date as may be specified by the Committee (upon approval by the Board).

SECTION 2.13.                              “Disability” means, with respect to a Participant, (a) the Participant having been determined under the long-term disability plan of the Company or an Affiliated Entity to be eligible for long-term disability benefits or (b) in the event the Company or an Affiliated Entity does not maintain such a plan or in the absence of the Participant’s participation in or application for benefits under such a plan, the Participant’s inability, despite any reasonable accommodation required by law, due to bodily injury or disease or any other physical or mental incapacity, to perform the essential functions of the Participant’s employment position for a period of 120 consecutive days. Notwithstanding the foregoing definition, when determining whether a Participant has a “Disability” for purposes of Incentive Stock Options, the Participant must be disabled within the meaning of Section 22(e)(3) of the Code, and to the extent an Award subject to Section 409A of the Code shall become payable upon a Participant’s Disability, a Disability shall not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A of the Code, unless otherwise provided in the Award Agreement.

SECTION 2.14.                              “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by the Company with respect to a share of Common Stock during the period such Award is outstanding.

SECTION 2.15.                              “Effective Date” has the meaning set forth in Section 1.1.

SECTION 2.16.                              “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary, or an Affiliated Entity.

SECTION 2.17.                              “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Committee.

SECTION 2.18.                              “Exchange Act” means the Securities Exchange Act of 1934, as amended. References in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

SECTION 2.19.                              “Fair Market Value” means (a) during such time as the Common Stock is both registered under Section 12 of the Exchange Act and listed upon an established stock exchange or automated quotation system, the closing sales price of the Common Stock (or the closing bid, if no sales were reported) as quoted by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if there was no quoted price for such day, then for the last preceding business day on which there was a quoted price as reported in The Wall Street Journal or such other sources as the Committee deems reliable, or (b) during any such time as the Common Stock cannot be valued pursuant to (a) above, (i) with respect to Incentive Stock Options, the fair market value of the Common Stock as determined in good faith by the Board (upon recommendation by the Committee) within the meaning of Section 422 of the Code or (ii) the fair market value of the Common Stock as determined in good faith by the Board (upon recommendation by the Committee) using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) or other applicable valuation rules under the Code or other applicable law.

SECTION 2.20.                              “Immediate Family Members” means, with respect to a Participant, the spouse, children, or grandchildren of the Participant.

SECTION 2.21.                              “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

SECTION 2.22.                              “Nonqualified Stock Option” means an Option that, when granted, is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that subsequently fails to comply with the requires of Section 422 of the Code.

SECTION 2.23.                              “Option” means an Award granted pursuant to Article V and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

SECTION 2.24.                              “Other Incentive Award” means an Award granted to an Eligible Employee or Eligible Director pursuant to Article XII.

SECTION 2.25.                              “Participant” means an Eligible Employee or an Eligible Director to whom an Award has been granted under the Plan.

SECTION 2.26.                              “Performance Bonus” means an Award granted to Eligible Employees pursuant to Article X.

SECTION 2.27.                              “Performance Unit” means an Award that is a monetary unit and/or unit representing a notional share of Common Stock granted to Eligible Employees or Eligible Directors pursuant to Article IX hereof.

SECTION 2.28.                              “Plan” has the meaning set forth in Section 1.1.

SECTION 2.29.                              “Restricted Stock Award” means an Award granted to an Eligible Employee or Eligible Director pursuant to Article VI.

SECTION 2.30.                              “Restricted Stock Unit” means an Award granted to an Eligible Employee or Eligible Director pursuant to Article VII.

SECTION 2.31.                              “Restriction Period” means the period during which an Award remains subject to time- and/or performance-based restrictions.

SECTION 2.32.                              “Retirement” means the termination of an Eligible Employee’s employment with the Company, a Subsidiary, or an Affiliated Entity on or after attaining age 62.

SECTION 2.33.                              “SAR” means an Award granted to an Eligible Employee or Eligible Director pursuant to Article VIII.

SECTION 2.34.                              “Stock Award” means an Award granted to an Eligible Employee or Eligible Director pursuant to Article XI.

SECTION 2.35.                              “Subsidiary” means a “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

ARTICLE III
ADMINISTRATION

SECTION 3.1.                                     Administration of the Plan. Notwithstanding anything herein to the contrary, the Committee shall be responsible for the administration of the Plan and will make recommendations to the Board. Any changes to the Plan, Awards granted under the Plan, terms and conditions of the Awards, amendments to the Award Agreements, or any other material change in the Plan will require Board approval. If determined to be necessary by the Board, each member of the Committee shall satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed and (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the mere fact that a member of the Committee shall fail to qualify under any of the foregoing requirements shall not invalidate any Award that is otherwise validly made under the Plan. Neither the Company nor any member of the Committee or the Board shall be liable for any action or determination made in good faith by the Board and/or Committee with respect to the Plan or any Award thereunder. The acts of the Committee shall be either (A) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (B) acts approved by all of the members of the Committee without a meeting. A majority of the Committee shall constitute a quorum. The acts of the Board shall be made in accordance with the Company’s bylaws. Determinations made by the Board and Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Committee and each member of the Board is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Eligible Employee of the Company, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. The

Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Board upon recommendation of the Committee, by execution of Award Agreements. Subject to the provisions of the Plan, the Committee shall have the responsibility to:

(a)                                 Select Eligible Employees and Eligible Directors to participate in the Plan;

(b)                                 Determine the time or times when Awards will be made to Eligible Employees and Eligible Directors;

(c)                                  Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award or Other Incentive Award, the number of shares of Common Stock, Performance Units, or Restricted Stock Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award;

(d)                                 Determine whether Awards will be granted singly or in combination;

(e)                                  Adopt rules for the administration, interpretation, and application of the Plan as are consistent therewith, and interpret, amend, or revoke any such rules;

(f)                                   Correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award granted thereunder;

(g)                                  Decide all disputes arising in connection with the Plan and otherwise supervise the administration of the Plan; and

(h)                                 Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

SECTION 3.2.                                     Committee to Make Rules and Interpret Plan. Subject to the provisions of the Plan and the approval of the Board, the Committee shall have the authority to establish, adopt, or revise such rules and regulations and to make all determinations relating to the Plan, as it may deem necessary or advisable, for the administration of the Plan. Subject to the approval of the Board, the Committee’s interpretation of the Plan or any Awards and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.Any decisions and determinations by the Committee under the Plan shall be subject to the approval of the Board, even if the specific provision in this Plan that provides the Committee with the authority to make the decision or determination does not expressly state that such decision or determination by the Committee is subject to Board approval.

ARTICLE IV
GRANT OF AWARDS

SECTION 4.1.                                     Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a)                                 Subject to Article XIII, the maximum aggregate number of shares that may be issued under the Plan through Incentive Stock Options is 1,505,284.

(b)                                 Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Committee’s discretion for Awards not involving the issuance of shares of Common Stock, shall be available again for grant under the Plan and shall not be counted against the shares authorized under Section 1.3. Any shares of Common Stock issued as Restricted Stock Awards that subsequently are forfeited without vesting shall again be available for grant under the Plan and shall not be counted against the shares authorized under Section 1.3. Any Awards that, pursuant to the terms of the applicable Award Agreement, are to be settled in cash, whether or not denominated in or determined with reference to shares of Common Stock (for example, SARs, Performance Units or Restricted Stock Units to be settled in cash), shall not be counted against the shares authorized under Section 1.3.

(c)                                  Common Stock delivered by the Company in payment of an Award authorized pursuant to the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company but, for avoidance of doubt, shall not be available again for grant under the Plan.

(d)                                 The Committee shall determine the manner in which fractional shares arising under this Plan shall be treated.

(e)                                  Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(f)                                   Except for adjustments pursuant to Article XIII or reductions of the exercise price approved by the Company’s stockholders, the exercise price for any outstanding Option or SAR may not be decreased after the Date of Grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price or any other Award. Except as approved by the Company’s shareholders, in no event shall any Option or SAR granted under the Plan be surrendered to the Company in consideration for a cash payment if, at the time of such surrender, the exercise price of the Option or SAR is greater than the then current Fair Market Value of a share of Common Stock.

(g)                                  Eligible Directors may only be granted Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Stock Awards, and Other Incentive Awards under this Plan.

(h)                                 The maximum term of any Award shall be ten years.

(i)                                     If an Award is denominated in Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, any limitations in this Section 4.1 shall be applied based on the methodology used by the Committee to convert the number of shares of Common Stock into cash. If an Award is denominated in cash but an equivalent number of shares of Common Stock are delivered in lieu of delivery of cash, any limitations in this Section 4.1 shall be applied based on the methodology used by the Committee to convert the cash to shares of Common Stock.

ARTICLE V
STOCK OPTIONS

SECTION 5.1.                                     Grant of Options. Subject to approval of the Board, the Committee may, from time to time, subject to the provisions of the Plan, and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. Subject to approval of the Board, the Committee may, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors. Each grant of a Performance Bonus shall be subject to an Award Agreement setting forth the terms of such grant, subject to the requirements of Section 5.2. An Option will be deemed a Nonqualified Stock Option unless it is specifically designated in the Award Agreement as an Incentive Stock Option. Any Stock Option that is intended to constitute an Incentive Stock Option shall satisfy any other requirements of Section 422 of the Code and, to the extent such Option does not satisfy such requirements, the Option shall be treated as a Nonqualified Stock Option.

SECTION 5.2.                                     Conditions of Options. The grant of an Option shall be subject to the following conditions:

(a)                                 Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price, which shall be set by the Committee at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant unless the Option is granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Eligible Employees (or other service providers) as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company that complies with Treasury Regulation § 1.409A-1(b)(5)(v)(D).

(b)                                 Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) subject to prior approval by the Committee, by delivering previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Committee; (iii) subject to prior approval by the Committee, by withholding shares of Common Stock which otherwise would be acquired on exercise having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price; or (iv) subject to prior approval by the Committee, by a combination of the foregoing. In addition to the foregoing, the Committee may permit an Option granted under the Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Committee. Such procedures may include a broker either (A) selling all of the shares of Common Stock received when an Option is exercised and paying the Participant the proceeds of the sale (minus the exercise price, withholding taxes and any fees due to the broker) or (B) selling enough of the shares of Common Stock received upon exercise of the Option to cover the exercise price, withholding taxes and any fees due to the broker and delivering to the Participant (either directly or through the Company) a stock certificate for the remaining shares of Common Stock.

(c)                                  Exercise of Options.

(i)                                     Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided in the Award Agreement. Exercise of an Option shall be by written notice to the Senior Vice President, Human Resources & Administration of the Company (or such other officer as may be designated by the Committee) in advance of such exercise, stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed fully paid at the time of exercise and payment of the exercise price.

(ii)                                  Unless otherwise provided in an Award Agreement, the following provisions will apply to the exercisability of Options following the termination of a Participant’s employment or service with the Company, a Subsidiary, or an Affiliated Entity:

(A)                               If an Eligible Employee’s employment with the Company, the Subsidiaries, and the Affiliated Entities terminates as a result of the Eligible Employee’s death, Disability, or Retirement, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to three months from such date of termination (one year in the case of death or Disability in lieu of the three-month period) and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, except for “Cause” (as defined in the Option’s Award Agreement or, if not defined, as determined by the Committee), the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option.

(B)                               If an Eligible Director ceases to serve as a member of the Board, the unvested portion of any Nonqualified Stock Option shall be forfeited unless otherwise accelerated pursuant to the terms of the Award Agreement or by the Committee. The Eligible Director shall have a period of three years following the date the Eligible Director ceases to be a member of the Board in which to exercise any Nonqualified Stock Options that are otherwise exercisable on the Eligible Director’s date of termination of service.

(d)                                 Other Terms and Conditions. Among other conditions that may be imposed by the Committee (upon approval by the Board), if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by or in service to the Company, its Subsidiaries, or an Affiliated Entity; (iii) the minimum periods during which Participants must hold Options before they may be exercised; (iv) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (v) the conditions under which such Options or shares may be subject to forfeiture; (vi) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vii) the achievement by the Company of specified performance criteria; and (viii) non-compete and protection of business matters.

(e)                                  Special Restrictions Relating to Incentive Stock Options.

(i)                                     Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary.

(ii)                                  No Incentive Stock Option shall be granted to an Eligible Employee who owns or who would own immediately before the grant of such Incentive Stock Option more than 10% of the combined voting power of the Company or its Subsidiaries or a “parent corporation” unless (A) at the time such Incentive Stock Option is granted the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and (B) such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Section 5.2(e), “parent corporation” means a “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(iii)                               To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and parent corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination is made.

(iv)                              Each Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.

(v)                                 Except in the case of death, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Date of Grant and ending on the day three months (one year in the case of a Participant who has a Disability) before the date of exercise of the Option, the Participant was an employee of the Company, a related corporation of the Company, or a corporation (or a related corporation of such corporation) substituting or assuming an Option in a transaction to which Section 424(a) of the Code applies.

(f)                                   Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g)                                  Shareholder Rights. No Participant shall have a right as a shareholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI
RESTRICTED STOCK AWARDS

SECTION 6.1.                                     Grant of Restricted Stock Awards. Subject to approval of the Board, the Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Restricted Stock Awards to Eligible Employees or Eligible Directors. Restricted Stock Awards shall be granted such number and at such times during the term of the Plan as the Committee shall determine. Each grant of Restricted Stock Awards shall be subject to an Award Agreement setting forth the terms of such grant and may be evidenced in such manner as the Committee deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

SECTION 6.2.                                     Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a)                                 Restriction Period. Subject to Board approval, Restricted Stock Awards shall be subject to such time- and/or performance-based restrictions as the Committee shall determine and set forth in the applicable Award Agreement. Restricted Stock Awards granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Eligible Directors may require the holder to remain a member of the Board for a period of time. In addition to or in lieu of any time vesting conditions determined by the Committee, vesting and/or the grant of Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria, which may, without limitation, be based upon the Company’s achievement of all or any of the operational, financial or stock performance criteria set forth on Exhibit A annexed hereto, in all events as may from time to time be established by the Committee. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Committee shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof.

(b)                                 Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing shares of Common Stock covered by a Restricted Stock Award to give appropriate notice of such restrictions.

(c)                                  Rights as Shareholders. During any Restriction Period, the Committee may grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to the shares, including, without limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Common Stock covered by the Restricted Stock Award with respect to which they were paid.

ARTICLE VII
RESTRICTED STOCK UNITS

SECTION 7.1.                                     Grant of Restricted Stock Units. Subject to Board approval, the Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Restricted Stock Units to Eligible Employees or Eligible Directors. Restricted Stock Units shall be granted in such number and at such times during the term of the Plan as the Committee shall determine. Each grant of Restricted Stock Units shall be subject to an Award Agreement setting forth the terms of such grant. A Participant shall not be required to make any payment for Restricted Stock Units.

SECTION 7.2.                                     Conditions of Restricted Stock Units. The grant of Restricted Stock Units shall be subject to the following:

(a)                                 Restriction Period. Restricted Stock Units shall be subject to such time- and/or performance-based restrictions as the Committee shall determine and set forth in the applicable Award Agreement. Restricted Stock Units granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Units granted to Eligible Directors may require the holder to remain a member of the Board for a period of time. In addition to or in lieu of any time vesting conditions determined by the Committee, vesting and/or the grant of Restricted Stock Units may be subject to the achievement by the Company of specified performance criteria, which may, without limitation, be based upon the Company’s achievement of all or any of the operational, financial, or stock performance criteria set forth on Exhibit A annexed hereto, in all events as may from time to time be established by the Committee. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Committee shall lapse with respect to the Restricted Stock Units.

(b)                                 Lapse of Restrictions. The Participant shall be entitled to receive one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement upon settlement of a Restricted Stock Unit for which the restrictions have lapsed. If the Award Agreement does not specify whether the manner of payment will be Common Stock or cash, the Committee shall determine the manner of payment.

(c)                                  Cash Dividend Rights and Dividend Unit Rights. The Committee may grant a tandem Cash Dividend Right or Dividend Unit Right with respect to Restricted Stock Units. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest, as determined by the Committee), or be subject to such other provisions or restrictions as determined by the Committee. A grant of Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award.

ARTICLE VIII
STOCK APPRECIATION RIGHTS

SECTION 8.1.                                     Grant of SARs. Subject to Board approval, the Committee may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant a SAR to Eligible Employees or Eligible Directors. SARs shall be granted in such number and at such times during the term of the Plan as the Committee shall determine. Each grant of a SAR shall be subject to an Award Agreement setting forth the terms of such grant. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

SECTION 8.2.                                     Exercise and Payment. SARs granted under the Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Committee in the Award Agreement. Exercise of a SAR shall be by written notice to the Senior Vice President, Human Resources & Administration of the Company (or such other officer as may be designated by the Committee) at least two business days in advance of such exercise. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in cash or in shares of Common Stock, as provided by the terms of the applicable Award Agreement. If the Award Agreement does not specify whether the manner of payment will be Common Stock or cash, the Committee shall determine the manner of payment.

ARTICLE IX
PERFORMANCE UNITS

SECTION 9.1.                                     Grant of Performance Units. Subject to Board approval, the Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees or Eligible Directors. Each grant of Performance Units shall be subject to an Award Agreement setting forth the terms of such grant, subject to the requirements of Section 9.2.

SECTION 9.2.                                     Conditions of Performance Units. Each grant of Performance Units shall be subject to the following conditions:

(a)                                 Establishment of Award Terms. Each grant shall state the target, maximum, and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b)                                 Achievement of Performance Goals. Subject to Board approval, the Committee shall (i) establish performance targets for each Award for a period of no less than a year based upon such operational, financial or performance criteria that the Committee determines and (ii) establish such other terms and conditions as the Committee deems appropriate to such Award. Payment of a Performance Unit may be made in cash or shares of Common Stock, as provided by the terms of the applicable Award Agreement. If the Award Agreement does not specify whether the manner of payment will be Common Stock or cash, the Committee shall determine the manner of payment.

ARTICLE X
PERFORMANCE BONUS

SECTION 10.1.                              Grant of Performance Bonus. Subject to Board approval, the Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant a Performance Bonus to Eligible Employees. The Committee will determine the amount that may be earned as a Performance Bonus in any period of one year or more upon the achievement of one or more performance targets established by the Committee. The Committee shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target(s) shall be based upon such operational, financial, or performance criteria determined by the Committee. Each grant of a Performance Bonus shall be subject to an Award Agreement setting forth the terms of such grant.

SECTION 10.2.                              Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established pursuant to Section 10.1 must first be obtained or exceeded. Payment of a Performance Bonus shall be made within 60 days of the Committee’s certification that the performance target(s) has been achieved and, in any event, no later than March 15 of the year following the year in which the Performance Bonus is earned. Payment of a Performance Bonus may be made in cash or shares of Common Stock, as provided by the terms of the applicable Award Agreement. If the Award Agreement does not specify whether the manner of payment will be Common Stock or cash, the Committee shall determine the manner of payment.

ARTICLE XI
STOCK AWARDS

SECTION 11.1.                              Grant of Stock Awards. Subject to Board approval, the Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Stock Awards of shares of Common Stock that are not subject to vesting or forfeiture restrictions to

Eligible Employees or Eligible Directors. Stock Awards shall be awarded with respect to such number of shares of Common Stock and at such times during the term of the Plan as the Committee shall determine. Each grant of a Stock Award shall be subject to an Award Agreement setting forth the terms of such grant.

SECTION 11.2.                              Payment of Stock Awards. If required by the Award Agreement, the Committee may require a Participant to pay a stipulated purchase price for each share of Common Stock covered by a Stock Award.

ARTICLE XII
OTHER INCENTIVE AWARDS

SECTION 12.1.                              Grant of Other Incentive Awards. Subject to Board approval, the Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Other Incentive Awards to Eligible Employees or Eligible Directors. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee determines that such Other Incentive Awards are consistent with the purposes of the Plan. Such Awards may include, without limitation, Common Stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon the Company’s performance or any other factors designated by the Committee (subject to Board approval), awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries, long-term cash awards, and cash awards as an element of or a supplement to any Awards permitted under the Plan. Other Incentive Awards may also be granted in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensation arrangements, subject to any applicable provision under Section 16 of the Exchange Act. Each grant of a Performance Bonus shall be subject to an Award Agreement setting forth the terms of such grant.

SECTION 12.2.                              Payment of Other Incentive Awards. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Committee and approved by the Board, subject to the terms of the Plan. If the Award Agreement does not specify whether the manner of payment will be Common Stock, cash, or other property, the Committee shall determine the manner of payment.

ARTICLE XIII
STOCK ADJUSTMENTS

SECTION 13.1.                              Recapitalizations and Reorganizations. In the event that the shares of Common Stock, as constituted on the Effective Date, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or an extraordinary dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any calendar year under the Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards will be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards. Notwithstanding the provisions of this Section 13.1, (i) the number and kind of shares of Common Stock available for issuance as Incentive Stock Options under the Plan shall be adjusted only in accordance with the applicable provisions of Sections 422 and 424 of the Code and the regulations thereunder, and (ii) outstanding Awards and Award Agreements shall be adjusted in accordance with (A) Sections 422 and 424 of the Code and the regulations thereunder with respect to Incentive Stock Options and (B) Section 409A of the Code with respect to Nonqualified Stock Options, SARs and, to the extent applicable, other Awards. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

SECTION 13.2.                              Adjustments Upon Change of Control Event. Subject to Board approval, upon the occurrence of a Change of Control Event, the Committee may undertake the following actions, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, take any one or more of the following actions in connection with such Change of Control Event:

(a)                                 Provide for either (i) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the realization of the Participant’s rights (and, for the avoidance of doubt, if the Committee, as of the date of the occurrence of such transaction or event, determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Committee without payment) or (ii) the replacement of such Award with other rights or property selected by the Committee;

(b)                                 Provide that such Award be assumed by a successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

(c)                                  Make adjustments in the number and type of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of, and the vesting criteria included in, outstanding Awards, or both;

(d)                                 Provide that such Award shall be payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and/or

(e)                                  Provide that the Award cannot become payable after such event, i.e., shall terminate upon such event.

Notwithstanding the foregoing, any such action contemplated under this Section 13.2 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Section 409A of the Code to fail to satisfy such section.

ARTICLE XIV
MISCELLANEOUS

SECTION 14.1.                              Amendment or Termination of Plan. The Board, in its sole and absolute discretion, may alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason;

provided, however, that if an amendment to the Plan (i) would materially increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article XIII), (ii) would materially modify the requirements as to eligibility for participation in the Plan, (iii) would materially increase the benefits to Participants provided by the Plan, (iv) would modify the provisions of Section 4.1(h), or (v) must otherwise be approved by shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is traded or quoted, then such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained, subject to any other requirement of shareholder approval required by applicable law, rule or regulation, including, without limitation, Section 422 of the Code and the rules of the applicable securities exchange.

SECTION 14.2.                              Transferability.

(a)                                 Except as provided in Section 14.2(b) hereof or as otherwise determined by the Committee subject to the approval of the Board, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance, or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives, or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

(b)                                 The Committee may authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the Participant’s Immediate Family Members, (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition, there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted expressly provides for transferability in a manner consistent with this paragraph. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 14.2(b). Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 5.2(c)(ii) or similar provisions of an Award Agreement the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment under Section 5.2(c)(ii) or similar provisions of an Award Agreement shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 5.2(c)(ii). No transfer pursuant to this Section 14.2 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 14.2, all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Committee has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

SECTION 14.3.                              Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries, or any of its Affiliated Entities shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to it such tax prior to and as a condition of the making of such payment, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Committee.

SECTION 14.4.                              Amendments to Awards. Subject to the limitations of Article IV and the other terms and conditions of the Plan, such as the prohibition on repricing of Options, the Company may unilaterally amend the terms of any Award Agreement, whether or not currently exercisable or vested, to the extent the Committee (upon Board approval) deems appropriate. However, amendments that are adverse to the Participant shall require the consent of the Participant or the Participant’s successors and permitted assigns.

SECTION 14.5.                              Regulatory Approval and Listings. If determined by the Committee, the Company shall use its best efforts to file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency that the Committee determines to be necessary or advisable. In addition, and notwithstanding anything contained in this Plan to the contrary, at such time as the Company is subject to the reporting requirements of Section 12 of the Exchange Act, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

(a)                                 The admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

(b)                                 The completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Committee determines to be necessary or advisable.

SECTION 14.6.                              Right to Continued Employment or Other Service. Participation in the Plan shall not give any Eligible Employee or Eligible Director any right to remain in the employ or other service of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment or other service with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate the service of any Eligible Employee or Eligible Director at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or Eligible Director or any other individual any right to be selected as a Participant or to be granted an Award.

SECTION 14.7.                              Reliance on Reports. Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or was a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

SECTION 14.8.                              Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

SECTION 14.9.                              Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Texas except as superseded by applicable federal law.

SECTION 14.10.                       Other Laws. The Committee may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if the Committee determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. In addition, by accepting or exercising any Award granted under the Plan (or any predecessor plan), the Participant agrees to abide and be bound by any policies adopted by the Company pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or exchange listing standards promulgated thereunder calling for the repayment and/or forfeiture of any Award or payment resulting from an accounting restatement. Such repayment and/or forfeiture provisions shall apply whether or not the Participant is employed by or affiliated with the Company.

SECTION 14.11.                       No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

SECTION 14.12.                       Section 409A of the Code.

(a)                                 To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements be interpreted and applied by the Committee in a manner consistent therewith. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction, or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements without the consent of the Participant.

(b)                                 The shares of Common Stock subject to any Award granted to a Participant under the Plan shall qualify as “service recipient stock” with respect to such Participant for purposes of Section 409A of the Code.

(c)                                  No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of employment or other service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.

(d)                                 Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months plus one day following the date of the Participant’s termination or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A of the Code).

(e)                                  In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

*        *        *

EXHIBIT A

BATTALION OIL CORPORATION
2020 LONG-TERM INCENTIVE PLAN
Performance Criteria

The performance criteria to be used for purposes of Awards shall be set by the Committee, subject to approval by the Board, and may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function, or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services and may consist of one or more or any combination of the following criteria:

Operational criteria may include:

•                       Reserve additions/replacements

•                       Finding & development costs

•                       Production volume

•                       Production costs

•                       Production growth

Financial criteria may include:

•                       Earnings (net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings per share)

•                       Cash flow

•                       Operating income

•                       General and administrative expenses

•                       Debt to equity ratio

•                       Debt to cash flow

•                       Debt to EBITDA

•                       EBITDA to interest expense

•                       Return on assets

•                       Return on equity

•                       Return on invested capital

•                       Profit returns/margins

•                       Midstream margins

Stock performance criteria may include:

•                       Stock price appreciation

•                       Total shareholder return

•                       Relative stock price performance

A-1